Earnings per share (Tables)	6 Months Ended
Jun. 30, 2023
Earnings per share [abstract]
Earnings per share [text block]

	Second	Second	First	First
	quarter	quarter	half	half
$ million	2023	2022	2023	2022
Results for the period
Profit (loss) for the period attributable to bp shareholders	1,792	9,257	10,010	(11,127)
Less: preference dividend	1	1	1	1
Profit (loss) attributable to bp ordinary shareholders	1,791	9,256	10,009	(11,128)

Number of shares (thousand)(a)(b)
Basic weighted average number of shares outstanding	17,523,778	19,388,427	17,706,388	19,451,040
ADS equivalent(c)	2,920,629	3,231,404	2,951,064	3,241,840

Weighted average number of shares outstanding used to calculate diluted earnings per share	17,900,984	19,619,628	18,068,256	19,451,040
ADS equivalent(c)	2,983,497	3,269,938	3,011,376	3,241,840

Shares in issue at period-end	17,379,366	19,135,400	17,379,366	19,135,400
ADS equivalent(c)	2,896,561	3,189,233	2,896,561	3,189,233
(a)Excludes treasury shares and includes certain shares that will be issued in the future under employee share-based payment plans.
(b)If the inclusion of potentially issuable shares would decrease loss per share, the potentially issuable shares are excluded from the weighted average number of shares outstanding used to calculate diluted earnings per share. The numbers of potentially issuable shares that have been excluded from the calculation for the first half 2022 are 202,620 thousand (ADS equivalent 33,770 thousand).
(c)One ADS is equivalent to six ordinary shares.

Issued ordinary share capital as at 30 June 2023 comprised 17,446,784,783 ordinary shares (31 December 2022 18,157,211,814 ordinary shares). This includes shares held in trust to settle future employee share plan obligations and excludes 936,028,077 ordinary shares which have been bought back and are held in treasury by BP (31 December 2022 940,571,303 ordinary shares).